NASDAQ Symbol: FFNW

FIRST FINANCIAL NORTHWEST

May 2015

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.fsbnw.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Bank History / Background


FIRST SAVINGS BANK
NORTHWEST

Bank History/Background

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $12.57 – 02/06/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $11.90 – 04/30/15

Community Bank:

First Savings Bank Northwest

- Organized in 1923 as a state savings and loan association
- Single branch office
  - Once thought to be a negative, now some view as a positive
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980 – ceased active operations in 2013
- Residual loan portfolio

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington, with a primary focus in King county
- Coming soon – New office in Mill Creek, WA – Q3 2015

KEY DATA


FIRST SAVINGS BANK
NORTHWEST

KEY FINANCIAL RATIOS

	At or For the Quarter Ended				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except per share data)				
Performance Ratios:					
Return on assets	0.96%	1.27%	1.21%	1.05%	1.16%
Return on equity	4.94	6.73	5.98	5.08	5.67
Dividend payout ratio	37.97	24.42	26.32	31.25	29.41
Equity-to-assets ratio	18.93	19.36	19.86	20.30	20.84
Interest rate spread	3.23	3.46	3.69	3.71	3.62
Net interest margin	3.40	3.61	3.84	3.86	3.78
Efficiency ratio	56.35	58.49	53.63	56.88	55.70
Noninterest expense as a percent of average total assets	1.84	2.06	1.99	2.09	1.99
Book value per common share	$ 12.10	$ 11.96	$ 11.76	$ 11.60	$ 11.42
Capital Ratios: (1)					
Tier 1 leverage ratio	11.64%	11.79%	18.98%	18.91%	18.61%
Total capital ratio	18.59	19.56	29.18	29.31	28.24
Asset Quality Ratios:					
Nonperforming assets as a percent of total assets	0.86%	1.13%	1.24%	1.38%	1.57%
ALLL as a percent of total loans, net of undisbursed funds	1.54	1.55	1.67	1.73	1.76
ALLL as a percent of nonperforming loans, net of undisbursed funds	392.68	783.50	741.73	518.93	477.23

(1) Capital ratios are for First Savings Bank Northwest only.



LOCAL ECONOMY

EMPLOYERS

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

PACCAR

amazon

- 15,000 employees in the region

Weyerhaeuser

- 10,000 employees in the region

FEDERAL RESERVE BANK OF SAN FRANCISCO
12 L
INC. MAY 20, 1914

STARBUCKS COFFEE

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

COSTCO WHOLESALE

ECONOMIC ACTIVITY



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 2X the national average



- King County median house price $420k
- ↑9.1% from 2013



- Apartment vacancy rate was at 4.6%
- Development boom in South Lake Union

UNEMPLOYMENT

- Unemployment rate at 4.5% down from 9.6% in 2010

MANAGEMENT TEAM

SENIOR MANAGEMENT TEAM

Name	Title	Years with FSBNW	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	3	27
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	2	26
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	5	47
Simon Soh	SVP, Chief Lending Officer (FSBNW)	5	25
Ronnie Clariza	SVP, Chief Risk Management Officer	12	14
Dalen Harrison	SVP, Chief Deposit Officer	1	32


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Current Performance Metrics

COMPOSITION OF DEPOSITS

(dollars in millions)

Excludes Bank-Owned and Brokered Deposits

3/31/2012


20.2
2.7%
17.7
2.3%
Savings &
MMA:
192.7
25.2%
175.0
22.9%
551.1
72.1%
Checking
Savings
MMAs
CDs

3/31/2013


23.6
3.6%
18.3
2.8%
Savings &
MMA:
173.2
26.6%
154.9
23.8%
453.4
69.8%
Checking
Savings
MMAs
CDs

3/31/2014


30.0
5.1%
22.2
3.8%
Savings &
MMA:
159.1
27.1%
136.9
23.3%
398.0
67.8%
Checking
Savings
MMAs
CDs

3/31/2015


37.4
6.6%
25.3
4.5%
Savings &
MMA:
180.0
31.9%
154.7
27.4%
347.4
61.5%
Checking
Savings
MMAs
CDs

COST OF FUNDS



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46%
2.46%
2.49%
2.48%
2.77%
1.62%
1.54%
1.50%
1.43%
1.25%
1.53%
1.43%
1.38%
1.30%
1.16%
1.12%
1.09%
0.79%
1.08%
1.05%
0.81%
0.99%
0.97%
0.84%
0.92%
0.91%
0.84%
0.89%
0.87%
0.87%
0.96%
0.84%
0.96%
0.86%
0.95%
0.90%
0.88%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Total COF
Deposit COF
FHLB Advances COF

NET INTEREST INCOME & NIM



Q4 2015 FDIC
WA State *
3.89% (median)
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.11%
$7,710
3.03%
$7,261
3.08%
$7,211
3.09%
$7,038
3.51%
$7,389
3.71%
$7,805
3.71%
$7,745
3.82%
$8,074
3.78%
$8,054
3.86%
$8,178
3.84%
$8,219
3.61%
$7,997
3.40%
$7,522
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
NII
NIM

* Source: FDIC State Profile, Fourth Quarter - Washington

Efficient Operations



Q4 2014 FDIC
Overhead to
Avg. Assets
(WA median%)
3.48%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
53%
56%
57%
54%
58%
56%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

TOTAL LOAN PORTFOLIO


CONST/LD
$32,867,788
5%
BUSINESS &
CONSUMER
$12,029,015
2%
COMMERCIAL RE
$249,397,538
36%
MULTIFAMILY
$121,715,026
18%
1-4 RESIDENTIAL
$265,822,224
39%

$681,831,591

NONPERFORMING LOANS AND ASSETS TO PERCENT OF TOTAL LOANS AND ASSETS



12.77%
12.68%
10.95%
11.24%
8.21%
6.92%
6.25%
11.23%
10.08%
7.14%
7.79%
3.28%
4.69%
3.42%
4.25%
0.59%
1.68%
0.20%
1.13%
0.39%
0.86%
Includes TDR's as reported by SNL
100% of TDRs are Performing Loans
Actual, as reported by FFNW
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q4 2014
Q1 2015
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

DELINQUENT LOANS


Millions
$160
$140
$120
$100
$80
$60
$40
$20
$-
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.98%
8.42%
4.32%
4.50%
0.86%
0.74%
0.58%
$135
$121
$14
$72
$63
$9
$30
$24
$7
$29
$23
$7
$2
$4
$4
$1
$1
$3
Q4 2014
FDIC delinquent
& nonaccrual
loans to total
loans (median %)
1.27%
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q4 2013
Q4 2014
Q1 2015
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net

First Financial Northwest, Inc.
Consolidated Income Statements

Quarter Ended dollars in thousands

	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Net Interest Income	$ 7,522	$ 7,997	$ 8,219	$ 8,178
Provision for Loan Losses	$ (100)	$ (1,200)	$ (300)	$ (100)
Net Interest Income after provision	$ 7,622	$ 9,197	$ 8,519	$ 8,278
Total Noninterest Income	$ 91	$ 156	$ 186	$ 88
Total Noninterest Expense	$ 4,290	$ 4,769	$ 4,508	$ 4,702
Income before Tax	$ 3,423	$ 4,584	$ 4,197	$ 3,664
Federal Income Tax	$ 1,194	$ 1,644	$ 1,462	$ 1,297
Net Income	**$ 2,229**	**$ 2,940**	**$ 2,735**	**$ 2,367**
Total Assets	**$ 955,004**	**$ 936,997**	**$ 915,419**	**$ 898,831**

FIRST FINANCIAL NORTHWEST, INC.

Consolidated Income Statements

	Year Ended December 31,					dollars in thousands
		2014		2013		2012
Net Interest Income	$	32,448	$	31,013	$	29,220
Provision for Loan Losses	$	(2,100)	$	(100)	$	3,050
Net Interest Income after provision	$	34,548	$	31,113	$	26,170
Total Noninterest Income	$	498	$	891	$	974
Total Noninterest Expense	$	18,503	$	21,082	$	25,430
Income before Tax	$	16,543	$	10,922	$	1,714
Federal Income Tax	$	5,856	$	(13,543)	$	(999)
Net Income	**$**	**10,687**	**$**	**24,465**	**$**	**2,713**
Total Assets	**$**	**936,997**	**$**	**920,979**	**$**	**942,655**

FFNW
Stock Price & Book Value
Mar 2011 – Mar 2015
End of Quarters



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.39
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
12.10
5.68
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
Mar 2011
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Book Value
Stock Price

FFNW
SHARE REPURCHASES 2013-2015



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$12.50
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
1,654,547
$9.93
501,820
$10.67
571,651
$10.84
992,840
$10.86
274,081
$10.91
327,112
$11.40
268,300
$12.00
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Shares Purchased
Weighted Average Price

JAN 1, 2013 – MAR 31, 2015 REPURCHASED 4,590,351 SHARES TOTAL AT A WEIGHTED-AVERAGE PRICE OF $10.61

First Financial Shares have Outperformed Peers and the Broader Indices

3-Year Stock Price Performance



70%
60
50
40
30
20
10
0
(10)
(20)
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14
Apr-15
Western US Peers
KRX
S&P 500
FFNW

Western US Peers	55.6 %
S&P 500	51.6
KBW Regional Bank	41.8
FFNW	50.6

Valuation and Stock Price Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$12.03	$4.98	$12.96	$4.31	$10.41	$6.67	$12.30	–	$79.82	$2,109
% of 52-wk High	95.0%	88.1%	88.4%	90.5%	89.9%	96.7%	94.6%	90.2%	92.3%	99.6%
P/TBV	0.99x	1.59x	1.43x	1.28x	0.93x	1.17x	1.06x	1.22x	1.87x	7.63x
P/2015E Earnings[2]	19.4	19.6	13.5	23.9	–	–	–	19.6	15.7	16.8
Stock Price Performance										
1-Week	(0.3)%	3.8 %	(0.8)%	(3.0)%	(3.4)%	(1.2)%	0.0 %	(1.0)%	(1.2)%	0.4 %
30-Day	(1.9)	4.4	(1.7)	(3.4)	(4.2)	(0.4)	(2.0)	(1.9)	1.6	2.3
3-Month	(0.3)	5.7	(1.2)	(1.9)	(1.2)	(1.2)	(5.4)	(1.2)	7.9	3.9
1-Year	15.7	6.2	(5.2)	23.5	(3.8)	4.2	12.7	5.2	8.1	13.2
5-Year	70.4	(52.1)	11.6	22.1	98.3	60.7	15.1	18.6	40.1	78.2

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of April 27, 2015, used the most recent quarter reported for each company, Q1 2015 and Q4 2014.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC. P/TBV and P/E figures reflect median metrics. Stock price performance figures reflect average metrics.
(2) SNL Price/ EPS Estimate (2015).

ECONOMIES OF SCALE IN THE BANKING SECTOR

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations



Efficiency Ratio
80.0%
75.0
70.0
65.0
60.0
55.0
75.3%
67.5%
62.1%
60.1%
61.1%
56.4%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



Noninterest Expense / Average Assets
3.20%
3.00
2.80
2.60
2.40
2.20
2.00
3.08%
3.04%
2.85%
2.88%
2.52%
1.84%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



ROAA
1.10%
1.00
0.90
0.80
0.70
0.60
0.96%
0.70%
0.83%
0.97%
0.97%
0.96%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn



Valuation
P / TBV(LHS)
P / LTM EPS (RHS)
2.00x
1.75
1.50
1.25
1.00
0.75
18.0x
16.0
14.0
12.0
10.0
1.02x
0.95x
12.7x
17.39x
1.30x
14.9x
1.52x
15.1x
1.71x
16.0x
1.69x
16.9x
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Source: SNL Financial.
Note: Financial data as of most recent reported quarter. Market data as of April 27, 2015. Includes publicly traded US headquartered banks. Excludes MHCs and Co-Ops.

STRATEGIC INITIATIVES



Strategic Initiatives

- RECENT NEWS – Up-streamed $70MM from Bank to Holding Company in 2014
- Continue repurchasing shares; current plan authorizes repurchasing shares through October 28, 2015.
- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Acquisition of whole bank(s) or branches
  - Grow organically
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs.
- Position the Bank to explore niche expansion opportunity and grow market share of the Chinese/American sector including EB-5 which no Seattle-based bank solve.
- Branch Expansion – Mill Creek office to open in Q3 2015.
- Core Processor conversion – August 2015
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB

Thank You!